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November 24, 1998




GE LifeStyle Funds
3003 Summer Street
Stamford, Connecticut  06905

Ladies and Gentlemen:

We have acted as counsel to GE LifeStyle Funds (the "Fund"), a business trust organized under the laws of The Commonwealth of Massachusetts, in connection with the preparation of a registration statement on Form N-1A covering the offer and sale of an indefinite number of shares of beneficial interest of the Fund.

We have examined copies of the Fund's Declaration of Trust, (the "Declaration"), the Instrument Evidencing Establishment and Designation of Series of Shares of Beneficial Interest (the "Designation of Series"), the Fund's By-Laws, and the Fund's Registration Statement, as amended, on Form N-1A, Securities Act File No. 333-07905 and Investment Company Act File No. 811-07701 (the "Registration Statement"). We have also examined such other records, documents, papers, statutes and authorities as we have deemed necessary to form a basis for the opinion hereinafter expressed.

In our examination of material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to our opinion, we have relied upon statements and certificates of officers and representatives of the Fund and others.

Based upon the foregoing, we are of the opinion that the shares of beneficial interest of the Fund (collectively, the "Shares"), when issued and sold in accordance with the Declaration and the Designation of Series will be legally issued, fully paid and non-assessable shares of beneficial interest of the Fund, except that, as set forth in the Registration Statement, shareholders of the Fund may under



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GE LifeStyle Funds
November 24, 1998
Page 2


certain circumstances be held personally liable for its obligations.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the reference to us in the statement of additional information included as part of the Registration Statement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any distributor or dealer in connection with the registration or qualification of the Fund or the Shares under the securities laws of any state or other jurisdiction.

We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in The Commonwealth of Massachusetts, and to the extent that any opinion expressed herein involves the law of The Commonwealth of Massachusetts, such opinion should be understood to be based solely upon the opinion of Messrs. Bingham, Dana and Gould.


Very truly yours,

/s/ Willkie Farr & Gallagher